UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04616)

Exact name of registrant as specified in charter: Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2010

Date of reporting period: December 1, 2009 — November 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Annual report
11|30|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Annual report
11 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	63

About the Trustees	64

Officers	66

Message from the Trustees

Dear Fellow Shareholder:

The stock market continued its climb this autumn, with the S&P 500 and Nasdaq indexes hitting highs not seen for several years. The market reacted positively to the Federal Reserve’s second round of quantitative easing and efforts in Washington to extend current taxation rates for all Americans. Most economists are now raising estimates for economic growth in 2011, despite concerns about the long-term ramifications of the nation’s fiscal problems.

The municipal bond market, meanwhile, has entered a more challenging period, based on budgetary concerns in a number of states and the end of the popular Build America Bonds program. As always, Putnam’s experienced portfolio managers are seeking ways to balance the market’s short-term setbacks with longer-term opportunities.

Among developments affecting oversight of your fund, Barbara M. Baumann was elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan and Richard B. Worley, who have recently retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Consider these risks before investing:

Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Paul Scanlon

Paul, how did the fund perform for the year ended November 30, 2010?

Putnam High Yield Advantage Fund’s class A shares returned 14.10%, trailing both its benchmark, the JPMorgan Developed High Yield Index, which gained 16.25%, and the average return of its Lipper peer group, High Current Yield Funds, which finished at 15.26%. The fund lagged its benchmark primarily because of overweighted positioning in the middle- and lower-rated tiers of the high-yield market, which lagged the higher-quality tiers.

How would you characterize the environment in the high-yield bond market during the past 12 months?

The period began amid indications that global economies were emerging from the recession, prompting investors to move toward the historically attractive yield spreads offered in categories such as high-yield bonds and emerging-market debt. Then in April and May, after more than a year of steady improvement in credit market conditions, the fallout from Europe’s sovereign debt woes bred risk aversion globally, and led to higher borrowing costs for a handful of smaller European economies, most notably Greece. By late summer, however, the credit markets recovered, and U.S. corporations found increasingly inexpensive access to debt markets, resulting in a resurgence of bond issuance at low rates. In early November, the Federal Reserve launched its second major quantitative easing program — dubbed “QE2” — under which it announced plans to purchase U.S. Treasuries, in order to lower long-term rates to spur more borrowing by consumers and businesses.

In the high-yield market specifically, credit spreads — or the yield advantage high-yield bonds offer over U.S. Treasuries — narrowed, reflecting declining default rates, better

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

corporate profitability, stronger balance sheets, and improved borrowing conditions. New issuance of high-yield bonds continued to accelerate during the period, driven primarily by robust refinancing activity, as issuers sought to lower borrowing costs, extend maturities, and increase their financial flexibility. Year-to-date new-issue volume through November 2010 reached record levels of more than $277 billion, far exceeding 2009’s record of $180 billion. The overall default rate continued to decline, falling to 0.74%, which is well below the long-term average of 4.4% and the peak rate of nearly 14% that was reached at the end of 2009.

Why did the fund underperform its benchmark?

Compared with the benchmark, we had overweight positions in the middle- and lower-rated tiers of the high-yield market that, in aggregate, underperformed the more Treasury-sensitive higher-quality tiers. In addition, underweighting financials and transportation companies — primarily airlines — and paper/packaging also detracted from the fund’s relative performance.

During the past two years, the size of the financials sector in the high-yield market reached unusually large proportions. As a result of the credit/liquidity crisis of 2008 and early 2009, many financial companies’ credit ratings were downgraded to below investment grade. At the same time, the asset values of many financial institutions’ holdings were unclear at the height of the crisis. As 2009 concluded and 2010 began, recovering asset values drove a meaningful rebound in the sector, making financials one of the better-performing index categories during the period.

Similarly, airlines were one of the best-performing industries in the high-yield market during this period, due in part to merger-related transactions. However, we maintained a cautious approach toward airlines, given their capital-intensive, high-cost business

Credit qualities are shown as a percentage of net assets as of 11/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

models, and the shifting influence of fuel costs on their profitability.

What were some investments that detracted from the fund’s performance?

Within the gaming/lodging/leisure group, our overweight position in Harrah’s Entertainment, the Las Vegas-based casino operator, was among the principal detractors. While our investment delivered a positive return, the unsecured — or riskier — debt of Harrah’s outperformed the secured debt that we owned. Consequently, our conservative approach to Harrah’s bonds dampened the fund’s relative performance.

Additional detractors included underweights in consumer finance company CIT Group and United Continental Holdings, the parent company of United Airlines and Continental Airlines. Real estate finance company Residential Capital also weighed on results. We sold United Continental during the period.

What industry groups and holdings helped versus the index?

Favorable positioning and strong security selection in metals/mining and telecommunication services, along with solid bond picks in technology contributed the most versus the benchmark.

In terms of individual holdings, Legrand, a France-based manufacturer of wiring devices, cable management systems, and power distribution components, was among the fund’s top contributors. Similar to the U.S. market, European high-yield bonds performed well during the period, and Legrand benefited from improving business fundamentals.

Surgical Care Affiliates, which operates ambulatory service centers, also aided results, thanks to stronger revenue and earnings.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/10. Short-term holdings are excluded. Holdings will vary over time.

Additional contributors included semiconductor maker Freescale Holdings and Ally Financial, formerly GMAC Financial Services, a provider of automotive financing.

What is your outlook for the high-yield market over the coming months, and how do you plan to position the fund?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of now, we are positive on fundamentals and valuation, and neutral on technicals.

Looking first at fundamentals, we believe the U.S. economy will continue to slowly improve, and against that improving backdrop, believe that corporate earnings will continue to benefit from the cost-cutting measures implemented in 2009, combined with recovering demand. Barring a major negative surprise, we do not anticipate a double-dip recession.

Regarding valuation, high-yield-bond yield spreads have tightened substantially from the historically wide valuations reached during the height of the credit crisis. Nevertheless, we believe high-yield spreads remain at attractive levels relative to their historical average. Positive credit cycles tend to endure for multi-year periods, and in our view, the credit environment is likely to remain relatively benign for some time. All told, our positive view of valuation is driven by the fact that, while high-yield spreads remain wide versus historical averages, defaults are expected to be well below average.

As for technicals, while the supply of bonds coming to market was significant during the

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category.

period, much of this supply resulted from refinancing activity and is not likely to re-enter the market in the near term. At the same time, demand was solid, and we expect it to remain so, given the attractiveness of high-yield bonds versus other asset classes, and the potential for somewhat reduced supply over the next year.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norm Boucher and Rob Salvin.

IN THE NEWS

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, signed into law by President Obama on December 17, 2010, represents the most significant tax bill in a decade. The new tax deal broadly extends the Bush-era tax cuts through 2012 and comes at a fragile time for the U.S. economy. The law preserves existing tax rates on ordinary income, qualified dividends, and long-term capital gains through 2012. The law also prevents an additional 20 million taxpayers from being subject to the alternative minimum tax (AMT). Key incentives for businesses include 100% expense write-off for new business equipment in 2011 (50% in 2012) and an extension of the research and development tax credit through 2011. In addition to the tax-related provisions, a centerpiece of the legislation extends certain unemployment benefits through the end of 2011.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.71%	7.53%	6.81%	6.81%	6.90%	6.90%	7.42%	7.27%	7.45%	7.89%

10 years	119.80	111.08	103.08	103.08	103.60	103.60	115.25	108.30	114.55	127.10
Annual average	8.19	7.76	7.34	7.34	7.37	7.37	7.97	7.61	7.93	8.55

5 years	45.82	39.96	40.59	38.62	40.35	40.35	43.94	39.28	44.22	47.73
Annual average	7.84	6.95	7.05	6.75	7.01	7.01	7.56	6.85	7.60	8.12

3 years	24.91	19.95	22.30	19.38	22.25	22.25	24.03	20.06	24.15	25.83
Annual average	7.70	6.25	6.94	6.08	6.93	6.93	7.44	6.28	7.48	7.96

1 year	14.10	9.57	13.28	8.28	13.13	12.13	13.65	9.90	13.86	14.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 11/30/10

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	7.07%

10 years	139.70%	100.87
Annual average	9.14	7.04

5 years	51.50	37.16
Annual average	8.66	6.37

3 years	31.35	21.12
Annual average	9.52	6.40

1 year	16.25	15.26

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/10, there were 486, 422, 359, 234, and 26 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 11/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.420		$0.376	$0.377	$0.408		$0.408	$0.432

Capital gains	—		—	—	—		—	—

Total	$0.420		$0.376	$0.377	$0.408		$0.408	$0.432

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/09	$5.56	$5.79	$5.47	$5.46	$5.57	$5.76	$5.56	$5.71

11/30/10	5.90	6.15	5.80	5.78	5.90	6.10	5.90	6.08

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.12%	6.83%	6.41%	6.44%	6.92%	6.69%	6.92%	7.11%

Current 30-day SEC yield [2]	N/A	5.98	5.46	5.46	N/A	5.83	5.98	6.47

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,308 and $20,360, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $20,830 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,455 and $22,710, respectively.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.77%	7.60%	6.86%	6.86%	6.96%	6.96%	7.48%	7.33%	7.51%	7.95%

10 years	121.30	112.56	104.17	104.17	105.29	105.29	116.38	109.42	116.33	128.18
Annual average	8.27	7.83	7.40	7.40	7.46	7.46	8.02	7.67	8.02	8.60

5 years	47.73	41.79	41.98	40.00	42.15	42.15	45.58	40.88	46.08	49.35
Annual average	8.12	7.23	7.26	6.96	7.29	7.29	7.80	7.10	7.87	8.35

3 years	27.39	22.29	24.56	21.58	24.73	24.73	26.50	22.41	26.41	28.25
Annual average	8.40	6.94	7.60	6.73	7.64	7.64	8.15	6.97	8.13	8.65

1 year	13.35	8.75	12.31	7.31	12.36	11.36	12.91	9.26	12.91	13.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/09*	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 11/30/10†	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2010, to November 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.39	$9.29	$9.29	$6.68	$6.68	$4.08

Ending value (after expenses)	$1,086.30	$1,081.60	$1,081.80	$1,083.20	$1,083.20	$1,088.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2010, use the following calculation method. To find the value of your investment on June 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.22	$9.00	$9.00	$6.48	$6.48	$3.95

Ending value (after expenses)	$1,019.90	$1,016.14	$1,016.14	$1,018.65	$1,018.65	$1,021.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 3rd quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds:

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 459, 391 and 341 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 7, 2011

The fund’s portfolio 11/30/10

CORPORATE BONDS AND NOTES (87.5%)*	Principal amount		Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015		$1,560,000	$1,571,700

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018		1,855,000	1,711,237

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		535,000	564,425

			3,847,362
Automotive (2.1%)
Affinia Group Holdings, Inc. 144A sr. notes 10 3/4s, 2016		1,435,000	1,592,850

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		3,360,000	3,225,600

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,925,000	2,184,874

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 7 1/2s, 2012		740,000	783,858

Motors Liquidation Co. sr. unsec. notes 8 1/4s, 2023 (In default) †		1,575,000	488,250

Motors Liquidation Co. sr. unsec. unsub. notes 8 3/8s, 2033
(In default) †		1,385,000	436,275

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		345,000	369,150

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		2,460,000	2,681,400

Navistar International Corp. sr. notes 8 1/4s, 2021		2,210,000	2,364,700

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,725,000	2,304,417

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,080,000	1,163,700

			17,595,074
Basic materials (8.1%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) †		1,905,000	4,001

Associated Materials, LLC 144A company
guaranty sr. notes 9 1/8s, 2017		1,795,000	1,830,900

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		710,000	729,525

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		350,000	370,125

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.292s, 2013 (Netherlands)		1,450,000	1,337,624

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		1,975,000	2,152,750

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		630,000	530,775

Exopack Holding Corp. company guaranty sr. unsec.
notes 11 1/4s, 2014		1,825,000	1,879,750

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		2,350,000	2,446,937

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		1,185,000	1,211,909

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		1,355,000	1,507,438

Georgia-Pacific, LLC 144A company guaranty sr. unsec.
notes 7s, 2015		395,000	406,850

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		395,000	408,825

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		1,150,000	1,204,624

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount		Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		$435,000	$448,050

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A sr. notes 9s, 2020		745,000	739,413

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		795,000	848,663

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		750,000	795,000

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		860,000	894,400

Ineos Group Holdings PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (Ireland)	EUR	1,405,000	1,540,933

Jefferson Smurfit escrow bonds 8 1/4s, 2012		$540,000	21,938

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	1,200,000	1,533,012

Lyondell Chemical Co. sr. notes 11s, 2018		$5,114,692	5,690,094

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		2,235,000	2,411,006

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		690,000	772,800

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		1,570,000	1,644,574

Momentive Performance Materials, Inc. 144A notes 9s, 2021		2,105,000	2,094,474

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		1,700,000	1,538,500

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		1,525,000	1,875,750

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		1,600,000	1,646,000

Omnova Solutions, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018		495,000	492,525

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	495,000	741,342

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$675,000	776,250

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		635,000	647,700

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		2,425,000	2,783,882

Sappi Papier Holding AG 144A company guaranty 6 3/4s,
2012 (Austria)		935,000	960,713

Sealed Air Corp. 144A sr. unsec. bonds 6 7/8s, 2033		735,000	685,252

Smurfit Capital Funding PLC company guaranty sr. unsec.
unsub. notes 7 1/2s, 2025 (Ireland)		70,000	63,525

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s,
2015 (Ireland)	EUR	175,000	233,051

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$2,287,000	2,338,457

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		1,045,000	1,144,274

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		860,000	924,500

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		1,235,000	1,247,350

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,835,000	1,931,338

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 7 5/8s, 2020		555,000	593,850

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Basic materials cont.
Stone Container Corp. escrow bonds 8 3/8s,
2012 (In default) †	$1,960,000	$78,400

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	1,265,000	1,644,500

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	1,440,000	1,781,280

TPC Group, LLC 144A sr. notes 8 1/4s, 2017	620,000	637,050

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015	1,550,000	1,596,500

Tutor Perini Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2018	625,000	629,688

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018	610,000	585,600

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015	810,000	844,425

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016	1,050,000	1,025,062

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.037s, 2014	860,000	765,400

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sub. notes Ser. B, 9 1/8s, 2014	600,000	595,500

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014	730,000	792,050

		67,056,104
Broadcasting (2.4%)
Belo Corp. sr. unsec. unsub. notes 8s, 2016	405,000	429,300

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	1,395,000	1,046,250

Clear Channel Communications, Inc. sr. unsec.
unsub. notes 5s, 2012	785,000	753,600

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	655,000	694,300

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	2,170,000	2,316,474

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016	840,000	936,600

DISH DBS Corp. company guaranty 7 1/8s, 2016	1,445,000	1,484,737

DISH DBS Corp. company guaranty sr. unsec. notes
7 7/8s, 2019	1,820,000	1,911,000

Gray Television, Inc. company guaranty sr. notes
10 1/2s, 2015	1,740,000	1,740,000

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 144A
sr. notes 8 7/8s, 2017	1,745,000	1,819,162

Sinclair Television Group, Inc. 144A sr. notes 8 3/8s, 2018	875,000	896,875

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	555,000	610,500

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	1,718,556	1,817,372

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	35,000	35,788

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	1,030,000	1,205,100

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	1,750,000	1,741,250

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Broadcasting cont.
Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) † F	$395,000	$—

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) † F	1,142,000	—

		19,438,308
Building materials (1.4%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	1,335,000	1,363,368

Building Materials Corp. 144A sr. notes 7s, 2020	580,000	597,400

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	615,000	602,700

Nortek, Inc. company guaranty sr. notes 11s, 2013	2,890,866	3,042,635

Nortek, Inc. 144A company guaranty sr. unsec. notes
10s, 2018	1,240,000	1,240,000

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	3,995,000	4,744,062

Roofing Supply Group, LLC/Roofing Supply Finance, Inc.
144A sr. notes 8 5/8s, 2017	375,000	372,188

		11,962,353
Cable television (2.0%)
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014	855,000	871,031

Cablevision Systems Corp. sr. unsec. unsub. notes
8 5/8s, 2017	1,620,000	1,761,750

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	470,000	504,074

Cablevision Systems Corp. sr. unsec. unsub. notes
7 3/4s, 2018	880,000	932,800

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	3,454,581	4,063,450

CCO Holdings LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018	710,000	734,850

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	2,985,000	3,059,624

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012	1,470,000	1,536,150

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	250,000	274,063

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	146,000	151,658

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015	485,000	483,788

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	390,000	393,900

Virgin Media Finance PLC sr. notes 9 1/8s, 2016
(United Kingdom)	750,000	796,874

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	730,000	815,774

		16,379,786
Capital goods (4.9%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	1,020,000	1,134,750

Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020	340,000	348,500

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡	2,610,400	2,845,335

CORPORATE BONDS AND NOTES (87.5%)* cont.		Principal amount	Value

Capital goods cont.
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		$2,435,000	$2,532,400

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	130,000	168,892

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	480,000	623,602

Baldor Electric Co. company guaranty 8 5/8s, 2017		$985,000	1,098,274

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		1,160,000	1,189,000

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		465,000	446,400

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		1,850,000	1,771,374

Case New Holland, Inc. 144A sr. notes 7 7/8s,
2017 (Netherlands)		1,065,000	1,174,162

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		1,720,000	1,814,600

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	370,000	501,265

Graham Packaging Co., Inc. 144A company
guaranty sr. notes 8 1/4s, 2018		$255,000	260,100

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		1,745,000	1,947,856

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,260,000	3,941,942

Mueller Water Products, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2017		1,155,000	1,062,600

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		245,000	268,888

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	695,000	920,101

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		$990,000	1,002,374

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		780,000	813,150

Reynolds Group Issuer, Inc. 144A sr. notes 9s, 2019		675,000	686,813

Reynolds Group Issuer, Inc. 144A sr. notes 7 1/8s, 2019		1,135,000	1,154,862

Ryerson Holding Corp. 144A sr. disc. notes zero %, 2015		1,335,000	617,438

Ryerson, Inc. company guaranty sr. notes 12s, 2015		2,985,000	3,063,355

Tenneco, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		1,095,000	1,155,224

Tenneco, Inc. company guaranty sr. unsec.
sub. notes 8 5/8s, 2014		300,000	308,250

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018		625,000	652,344

Terex Corp. sr. unsec. sub. notes 8s, 2017		2,687,532	2,687,530

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		1,340,000	1,350,050

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017		1,700,000	1,810,500

TransDigm, Inc. company guaranty sr. sub. notes 7 3/4s, 2014		575,000	590,813

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		455,000	467,513

			40,410,257
Coal (1.7%)
Arch Coal, Inc. company guaranty sr. unsec. notes
7 1/4s, 2020		1,370,000	1,500,150

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		1,286,000	1,300,467

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount		Value

Coal cont.
CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		$2,950,000	$3,193,374

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		1,735,000	1,865,124

International Coal Group, Inc. sr. notes 9 1/8s, 2018		1,540,000	1,674,750

Peabody Energy Corp. company guaranty 7 3/8s, 2016		3,985,000	4,393,462

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		150,000	162,000

			14,089,327
Commercial and consumer services (2.0%)
Aramark Corp. company guaranty 8 1/2s, 2015		1,345,000	1,392,074

Aramark Corp. company guaranty sr. unsec. notes FRN
3.787s, 2015		315,000	298,463

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		635,000	647,700

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		570,000	612,750

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		2,270,000	2,477,137

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		2,235,000	2,413,800

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,958,000	2,028,977

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		805,000	825,125

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		2,700,000	2,652,750

Travelport LLC company guaranty 11 7/8s, 2016		1,055,000	1,078,737

Travelport LLC company guaranty 9 7/8s, 2014		1,155,000	1,143,450

Travelport LLC/Travelport, Inc. 144A company
guaranty sr. unsec. notes 9s, 2016		735,000	729,488

			16,300,451
Consumer (0.7%)
Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	250,000	335,392

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		$605,000	656,425

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		2,255,000	2,362,112

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		2,545,000	2,630,893

			5,984,822
Consumer staples (7.7%)
Archibald Candy Corp. company guaranty 10s,
2011 (In default) † F		415,457	6,416

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		365,000	382,338

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		1,475,000	1,475,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014		2,545,000	2,570,450

Blue Acquisition Sub., Inc. 144A company
guaranty sr. unsec. notes 9 7/8s, 2018		1,050,000	1,099,874

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		1,880,000	1,922,300

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014		1,065,000	1,054,350

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount		Value

Consumer staples cont.
Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015		$290,000	$292,900

CKE Restaurants, Inc. 144A sr. notes 11 3/8s, 2018		1,425,000	1,517,625

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 (In default) ‡‡		67,329	63,963

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		1,935,000	2,075,288

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		1,730,000	1,868,400

Dean Foods Co. company guaranty 7s, 2016		1,205,000	1,105,588

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		1,260,000	1,304,100

Dole Food Co. sr. notes 13 7/8s, 2014		741,000	898,463

Dole Food Co. 144A sr. sec. notes 8s, 2016		1,530,000	1,591,200

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		675,000	679,219

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		2,645,000	2,687,981

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015		968,000	767,140

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013		1,355,000	951,888

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.297s, 2012		385,000	281,050

Hertz Corp. company guaranty 8 7/8s, 2014		2,180,000	2,215,424

Hertz Corp. 144A company guaranty sr. unsec. notes 7 1/2s,
2018		570,000	575,700

Hertz Holdings Netherlands BV 144A sr. bond 8 1/2s, 2015
(Netherlands)	EUR	1,450,000	2,002,406

JBS USA LLC/JBS USA Finance, Inc. sr. notes 11 5/8s, 2014		$585,000	681,525

Libbey Glass, Inc. 144A sr. notes 10s, 2015		925,000	989,750

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		715,000	772,200

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
sr. notes 9 1/4s, 2015		1,285,000	1,321,943

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		1,035,000	1,076,400

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		620,000	644,800

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		1,245,000	1,257,450

Revlon Consumer Products Corp. company
guaranty sr. notes 9 3/4s, 2015		1,050,000	1,102,500

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		515,000	534,313

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		780,000	735,150

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		1,885,000	1,564,550

Rite Aid Corp. 144A company guaranty sr. unsub. notes
8s, 2020		445,000	458,350

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		995,000	1,052,212

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		285,000	314,925

Service Corporation International sr. notes 7s, 2019		660,000	660,000

Service Corporation International sr. notes 7s, 2017		205,000	210,894

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016		2,005,000	2,052,619

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Consumer staples cont.
Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017	$1,000,000	$1,042,500

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	61,000	63,440

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	2,325,000	2,627,250

Spectrum Brands Holdings, Inc. sr. unsec. sub. bonds
12s, 2019 ‡‡	2,056,466	2,282,677

Spectrum Brands Holdings, Inc. 144A sr. notes 9 1/2s, 2018	1,065,000	1,152,863

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	2,790,000	2,769,075

SUPERVALU, Inc. sr. unsec. notes 8s, 2016	1,010,000	992,325

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	1,510,000	1,789,350

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	620,000	610,700

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016	2,980,000	3,248,200

West Corp. 144A sr. notes 7 7/8s, 2019	890,000	878,875

West Corp. 144A sr. unsec. notes 8 5/8s, 2018	915,000	951,600

		63,227,499
Energy (oil field) (1.7%)
Bristow Group, Inc. company guaranty 6 1/8s, 2013	1,455,000	1,469,856

Complete Production Services, Inc. company guaranty 8s, 2016	1,255,000	1,286,375

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)	1,725,000	1,677,563

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	1,550,000	1,538,375

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	3,695,000	3,842,800

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	790,000	628,050

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	2,220,000	2,347,650

Trico Shipping AS 144A sr. notes 13 7/8s, 2014
(Norway) (In default) †	1,095,000	908,850

		13,699,519
Entertainment (0.6%)
AMC Entertainment, Inc. company guaranty 11s, 2016	771,000	817,260

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	255,000	271,575

Cinemark, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	655,000	702,488

Marquee Holdings, Inc. sr. disc. notes 9.505s, 2014	1,840,000	1,513,400

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	485,000	511,675

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015	625,000	659,375

Universal City Development Partners, Ltd. company
guaranty sr. unsec. sub. notes 10 7/8s, 2016	490,000	531,650

		5,007,423
Financials (8.9%)
ABN Amro North American Holding Preferred Capital Repackage
Trust I 144A jr. sub. bonds FRB 6.523s, 2012	1,015,000	877,975

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	895,000	941,988

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. 144A company guaranty notes
6 1/4s, 2017	$1,235,000	$1,185,600

Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	2,415,000	2,366,700

Ally Financial, Inc. 144A company guaranty sr. unsec.
notes 8s, 2020	795,000	818,850

Ally Financial, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2011	530,000	534,638

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	915,000	936,731

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.497s, 2014	821,000	734,823

Ally Financial, Inc. sr. unsec. unsub. notes 6 3/4s, 2014	884,000	898,147

American General Finance Corp. sr. unsec. notes Ser. MTN,
6.9s, 2017	3,525,000	2,793,563

American General Finance Corp. sr. unsec. notes Ser. MTNI,
Class I, 4 7/8s, 2012	1,835,000	1,701,963

American General Finance Corp. sr. unsec. notes, MTN
Ser. J, 5 5/8s, 2011	565,000	553,700

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	1,550,000	1,581,000

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	1,130,000	1,008,717

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	990,000	945,901

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	405,000	407,025

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	1,000,000	973,750

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	1,040,000	1,205,100

CB Richard Ellis Services, Inc. 144A company
guaranty sr. unsec. notes 6 5/8s, 2020	865,000	865,000

CIT Group, Inc. sr. bond 7s, 2017	6,744,172	6,575,568

CIT Group, Inc. sr. bond 7s, 2016	4,167,978	4,095,038

CIT Group, Inc. sr. bond 7s, 2015	2,396,786	2,360,834

CIT Group, Inc. sr. bond 7s, 2014	761,786	754,168

CIT Group, Inc. sr. bond 7s, 2013	1,301,191	1,302,817

Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,365,000	1,269,450

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	975,000	965,250

E*Trade Financial Corp. sr. unsec. unsub. notes
12 1/2s, 2017 ‡‡	2,020,000	2,328,050

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, 2014 (Jersey)	2,085,000	1,819,163

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,650,000	1,580,618

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	555,000	555,000

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	3,215,000	3,190,888

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount		Value

Financials cont.
ING Groep NV jr. unsec. sub. notes 5.775s, 2015 (Netherlands)		$545,000	$457,800

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B,
5.95s, 2013 R		545,000	495,950

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		510,000	553,350

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		1,362,000	1,406,265

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058		300,000	373,141

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		670,000	663,300

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		1,820,000	1,938,300

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027		400,000	403,000

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015		1,920,000	1,912,800

Omega Healthcare Investors, Inc. 144A sr. notes
6 3/4s, 2022 R		1,645,000	1,640,888

Provident Funding Associates 144A sr. notes 10 1/4s, 2017		1,505,000	1,553,913

Regions Financing Trust II company guaranty jr. unsec.
sub. bond FRB 6 5/8s, 2047		1,370,000	1,109,700

Residential Capital LLC company guaranty jr. notes
9 5/8s, 2015		3,625,000	3,552,500

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)		2,480,000	2,132,800

Sabra Health Care LP/Sabra Capital Corp. 144A company
guaranty sr. notes 8 1/8s, 2018 R		1,070,000	1,080,700

SLM Corp. sr. notes Ser. MTN, 8s, 2020		1,235,000	1,241,175

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		3,505,000	3,660,100

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013		830,000	823,775

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.161s, 2014		330,000	282,150

			73,409,622
Gaming and lottery (2.8%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		1,460,000	1,445,400

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		1,875,000	2,006,250

Gateway Casinos & Entertainment, Ltd. 144A company
guaranty sr. notes 8 7/8s, 2017	CAD	500,000	501,731

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018		$2,712,000	2,291,640

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2015		435,000	404,550

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		3,435,000	3,744,150

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		2,639,000	2,503,751

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		1,995,000	239,400

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015		710,000	614,150

MGM Resorts International sr. notes 10 3/8s, 2014		260,000	288,600

MGM Resorts International 144A sr. notes 9s, 2020		330,000	359,700

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Gaming and lottery cont.
MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014	$2,235,000	$2,302,050

Penn National Gaming, Inc. sr. unsec. sub. notes
8 3/4s, 2019	385,000	422,538

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	410,000	441,263

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	2,045,000	2,016,881

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A
company guaranty 1st mtge. notes 7 3/4s, 2020	885,000	933,675

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	2,466,000	2,700,270

		23,215,999
Health care (5.8%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	1,985,000	2,163,650

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	1,685,000	1,775,569

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015	2,675,000	2,798,719

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	415,000	411,369

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018	1,240,000	1,229,150

Elan Finance PLC/Elan Finance Corp. company guaranty sr.
unsec. notes 8 3/4s, 2016 (Ireland)	2,070,000	2,075,175

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021	1,485,000	1,460,869

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017	515,000	562,638

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	2,163,000	2,311,706

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	2,865,000	3,122,850

HCA, Inc. sr. sec. notes 9 1/4s, 2016	2,735,000	2,926,450

HCA, Inc. sr. sec. notes 9 1/8s, 2014	2,445,000	2,548,913

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	1,765,000	1,780,444

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	1,160,000	1,174,500

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	1,190,000	1,264,375

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	464,000	465,160

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	1,130,000	1,146,950

Select Medical Corp. company guaranty 7 5/8s, 2015	984,000	979,080

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	215,000	230,050

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	2,220,000	2,253,300

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	577,149	582,920

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	400,000	432,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	560,000	625,800

Tenet Healthcare Corp. sr. notes 9s, 2015	3,480,000	3,732,300

Tenet Healthcare Corp. 144A sr. unsec. notes 8s, 2020	1,460,000	1,430,800

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	655,000	673,013

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.737s, 2012 ‡‡	1,912,000	1,912,000

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Health care cont.
US Oncology, Inc. company guaranty sr. unsec.
sub. notes 10 3/4s, 2014	$1,360,000	$1,407,600

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	250,000	243,750

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	625,000	614,844

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	250,000	246,875

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	3,150,000	3,345,007

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	125,000	134,520

		48,062,346
Homebuilding (1.6%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	1,715,000	1,618,531

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	850,000	816,000

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	990,000	933,075

Lennar Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2018	2,085,000	1,965,113

M/I Homes, Inc. 144A sr. unsec. notes 8 5/8s, 2018	2,300,000	2,294,250

Meritage Homes Corp. company guaranty 6 1/4s, 2015	475,000	473,219

Meritage Homes Corp. company guaranty sr. unsec.
unsub. notes 7.15s, 2020	175,000	173,688

Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	3,405,000	2,936,813

Standard Pacific Corp. company guaranty sr. notes
10 3/4s, 2016	1,235,000	1,407,900

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	270,000	278,100

		12,896,689
Household furniture and appliances (0.3%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	945,000	954,450

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	1,345,000	1,519,850

		2,474,300
Lodging/Tourism (0.4%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,775,000	3,069,844

		3,069,844
Media (1.4%)
Affinion Group Holdings, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015	1,705,000	1,696,475

Nielsen Finance LLC Co. 144A company guaranty sr. unsec.
notes 7 3/4s, 2018	1,250,000	1,271,875

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	2,470,000	2,494,700

Nielsen Finance LLC/Nielsen Finance Co. sr. notes
11 5/8s, 2014	360,000	410,400

QVC Inc. 144A sr. notes 7 3/8s, 2020	885,000	924,825

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019	1,935,000	2,031,750

WMG Acquisition Corp. company guaranty sr. sec.
notes 9 1/2s, 2016	1,320,000	1,376,100

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Media cont.
WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014	$740,000	$688,200

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014	380,000	350,550

		11,244,875
Oil and gas (8.0%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	1,835,000	1,969,135

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	1,410,000	1,503,253

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	690,000	654,342

ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015	670,000	601,325

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018	1,225,000	1,304,624

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018	1,865,000	1,855,675

Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	1,128,000	1,113,900

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	1,540,000	1,509,200

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020	1,140,000	1,174,200

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	220,000	221,650

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	400,000	448,000

Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	1,277,193	1,066,455

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	1,090,000	1,111,800

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)	2,630,000	2,590,550

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	1,410,000	1,515,750

Crosstex Energy/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	3,130,000	3,263,025

Denbury Resources, Inc. company guaranty 7 1/2s, 2013	179,000	181,014

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	330,000	365,475

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	1,240,000	1,351,600

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	1,895,000	1,951,850

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	3,315,000	3,149,250

Forest Oil Corp. sr. notes 8s, 2011	3,201,000	3,345,045

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	3,590,000	3,634,875

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	307,500

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	378,000

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,230,000	3,294,600

Offshore Group Investments, Ltd. 144A sr. notes
11 1/2s, 2015	945,000	996,975

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	1,360,000	945,200

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	3,190,000	2,193,125

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Oil and gas cont.
OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	$370,000	$373,700

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	125,000	124,375

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	455,000	513,013

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	1,985,000	2,223,200

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	365,000	378,688

Plains Exploration & Production Co. company
guaranty 7s, 2017	3,065,000	3,103,313

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	480,000	463,200

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	565,000	577,713

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,265,000	1,451,588

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	640,000	662,400

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	1,850,000	1,979,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,625,000	2,421,563

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	3,285,000	3,120,750

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	570,000	589,950

Whiting Petroleum Corp. company guaranty 7s, 2014	1,245,000	1,294,800

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,800,000	2,019,092

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	541,000	654,190

		65,948,428
Publishing (0.7%)
American Media Operations, Inc. sr. unsec.
sub. notes company guaranty 8 7/8s, 2011 F	85,000	45,518

American Media Operations, Inc. 144A company
guaranty sr. unsec. sub. notes 8 7/8s, 2011 F	11,090	5,939

Cengage Learning Acquisitions, Inc. 144A sr. notes
10 1/2s, 2015	2,045,000	2,045,000

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,250,000	1,240,625

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	490,000	503,475

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	1,430,000	1,497,925

Vertis, Inc. company guaranty sr. sec. notes Ser. A,
8 1/2s, 2012 ‡‡ F	706,925	168,778

		5,507,260
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
7s, 2015	700,000	686,000

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	1,685,000	1,524,925

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	1,485,000	1,633,500

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	905,000	995,500

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	570,000	629,850

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	205,000	226,525

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Regional Bells cont.
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	$70,000	$70,700

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	445,000	534,000

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,135,000	1,222,963

		7,523,963
Retail (2.7%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s,
2018	505,000	513,838

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	2,195,000	2,205,975

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	2,263,000	2,325,233

Federated Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	1,455,000	1,571,400

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021	860,000	847,100

Giraffe Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2018	745,000	748,725

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020	640,000	678,400

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2015	545,000	634,925

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	1,490,000	1,611,063

Michaels Stores, Inc. 144A sr. notes 7 3/4s, 2018	1,200,000	1,167,000

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015	56,144	58,390

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	820,000	863,050

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	870,000	880,875

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	1,180,000	1,100,350

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	1,420,000	1,508,750

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	2,755,000	3,099,375

Toys R US-Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	365,000	375,038

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	2,240,000	2,200,800

		22,390,287
Technology (4.6%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	1,130,000	1,192,150

Advanced Micro Devices, Inc. 144A sr. notes 7 3/4s, 2020	500,000	512,500

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	635,000	630,238

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	1,696,350	1,641,219

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	2,040,000	1,963,500

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	895,000	955,413

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017	895,000	944,225

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡	$5,370,512	$4,632,067

First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015	935,000	794,750

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	1,960,000	1,509,200

First Data Corp. 144A company guaranty sr. notes
8 7/8s, 2020	600,000	624,000

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	303,855	305,374

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	3,172,000	3,219,580

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	852,000	807,270

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	900,000	974,250

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,645,000	1,723,138

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	155,000	162,750

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	75,000	80,438

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	591,300

Jazz Technologies, Inc. 144A notes 8s, 2015 F	989,000	870,320

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	210,000	170,100

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)	1,990,000	2,039,750

NXP BV/NXP Funding, LLC company guaranty sr. notes FRN
Ser. EXCH, 3.039s, 2013 (Netherlands)	1,305,000	1,233,225

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	1,860,000	2,008,800

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec.
notes 7 1/2s, 2015 (Singapore)	235,000	252,331

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	2,347,000	2,435,013

SunGard Data Systems, Inc. 144A sr. unsec. notes
7 5/8s, 2020	2,200,000	2,200,000

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	485,000	540,775

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015	2,630,000	3,142,850

		38,156,526
Telecommunications (7.0%)
Angel Lux Common Sarl 144A sr. bond 8 7/8s, 2016 (Denmark)	455,000	484,575

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	2,205,000	2,334,544

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,570,000	1,666,163

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	1,017,500

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	1,030,000	1,081,500

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)	1,060,000	1,070,600

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	185,000	194,250

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount		Value

Telecommunications cont.
Intelsat Luxembourg Co. company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		$3,575,000	$3,789,500

Intelsat Luxembourg Co. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		3,165,000	3,315,338

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Luxembourg)		690,000	708,975

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		2,235,000	2,380,275

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)		1,895,000	1,890,263

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)		960,000	984,000

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 1/2s, 2013 (Bermuda)		220,000	220,000

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,755,000	2,658,575

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		2,240,000	2,318,400

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		1,605,000	1,528,763

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		2,805,000	2,706,825

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		2,450,000	2,719,500

PAETEC Escrow Corp. 144A sr. unsec. notes 9 7/8s, 2018		1,370,000	1,352,875

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		1,635,000	1,708,575

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		1,380,000	1,397,250

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		745,000	815,775

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		1,365,000	1,474,200

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,560,000	3,026,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		3,850,000	4,004,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		535,000	501,563

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)		2,370,000	2,334,450

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		1,730,000	1,920,300

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	EUR	150,000	218,438

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		$878,248	992,420

Windstream Corp. company guaranty 8 5/8s, 2016		1,805,000	1,872,688

Windstream Corp. company guaranty 8 1/8s, 2013		795,000	868,538

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		505,000	520,150

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		1,890,000	1,984,500

			58,061,268

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount		Value

Telephone (0.5%)
Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		$1,445,000	$1,477,513

Cricket Communications, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020		2,825,000	2,606,063

			4,083,576
Textiles (0.6%)
Hanesbrands, Inc. sr. unsec. notes 8s, 2016		980,000	1,042,475

Hanesbrands, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		1,685,000	1,609,175

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		1,135,000	1,191,750

Levi Strauss & Co. sr. unsec. unsub. notes 7 5/8s, 2020		1,205,000	1,235,125

			5,078,525
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016		2,850,000	3,120,750

			3,120,750
Transportation (0.3%)
AMGH Merger Sub., Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		1,690,000	1,757,600

Inaer Aviation Finance Ltd. 144A sr. notes 9 1/2s,
2017 (Spain)	EUR	610,000	767,235

			2,524,835
Utilities and power (4.8%)
AES Corp. (The) sr. unsec. notes 8s, 2020		$520,000	543,400

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,855,000	1,929,200

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		1,340,000	1,363,450

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		2,467,000	2,454,665

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		1,430,000	1,437,978

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		4,165,000	2,717,663

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		755,000	645,525

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		530,000	511,450

Edison Mission Energy sr. unsec. notes 7.2s, 2019		1,035,000	796,950

Edison Mission Energy sr. unsec. notes 7s, 2017		45,000	35,325

El Paso Corp. sr. unsec. notes 12s, 2013		960,000	1,173,600

El Paso Corp. sr. unsec. notes 7s, 2017		750,000	790,232

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031		705,000	732,319

El Paso Natural Gas Co. debs. 8 5/8s, 2022		765,000	958,504

Energy Future Holdings Corp. company guaranty sr. unsec.
notes 11 1/4s, 2017 ‡‡		370,470	229,691

Energy Future Holdings Corp. 144A sr. sec. bond 10s, 2020		560,000	572,966

Energy Future Intermediate Holdings Co., LLC sr. notes
10s, 2020		835,000	856,421

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020		2,475,000	2,357,438

GenOn Escrow Corp. 144A sr. unsec. notes 9 1/2s, 2018		380,000	361,000

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		230,000	247,250

Mirant Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031		1,245,000	1,188,975

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		1,400,000	1,424,500

Mirant North America, LLC company guaranty 7 3/8s, 2013		2,960,000	3,004,400

NRG Energy, Inc. company guaranty 7 3/8s, 2017		935,000	939,675

NRG Energy, Inc. sr. notes 7 3/8s, 2016		6,160,000	6,190,800

CORPORATE BONDS AND NOTES (87.5%)* cont.	Principal amount	Value

Utilities and power cont.
NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	$935,000	$945,655

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	275,000	305,250

NV Energy, Inc. sr. unsec. unsub. notes 8 5/8s, 2014	1,550,000	1,596,500

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	190,000	197,268

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	305,000	327,532

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes 10 1/2s, 2016
(United Kingdom) ‡‡	2,381,943	1,286,249

Texas Competitive Electric Holdings Co., LLC 144A company
guaranty sr. notes 15s, 2021	1,660,000	1,527,200

KCP&L Greater Missouri Operations Co. sr. unsec.
notes 7.95s, 2011	68,000	68,764

		39,717,795
Total corporate bonds and notes (cost $698,518,775)		$721,485,173

SENIOR LOANS (6.1%)* [c]	Principal amount	Value

Basic materials (0.4%)
Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	$950,000	$963,459

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	950,000	963,459

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016	1,137,150	1,149,659

		3,076,577
Broadcasting (0.3%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.903s, 2016	1,609,253	1,279,580

Univision Communications, Inc. bank term loan FRN 4.505s,
2017	1,436,642	1,362,116

		2,641,696
Capital goods (0.2%)
Reynolds Consumer Products, Inc. bank term loan FRN Ser. B,
6 3/4s, 2015	888,785	895,451

Tomkins PLC bank term loan FRN Ser. B, 6 3/4s, 2016
(United Kingdom)	450,000	454,922

		1,350,373
Commercial and consumer services (0.3%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	435,000	438,263

Compucom Systems, Inc. bank term loan FRN 3.76s, 2014	586,096	555,326

Interactive Data Corp. bank term loan FRN Ser. B, 6 3/4s, 2016	1,246,875	1,263,490

		2,257,079
Communication services (0.1%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.755s, 2014	1,275,000	1,224,638

		1,224,638
Consumer cyclicals (1.7%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	2,286,179	2,275,320

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	648,375	655,090

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.54s, 2014	891,224	821,375

SENIOR LOANS (6.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	$241,990	$204,482

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.26s, 2014	821,204	294,460

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.26s, 2014	306,419	109,873

Golden Nugget, Inc. bank term loan FRN 3.091s, 2014 PIK	135,210	108,458

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.26s,
2014 PIK	237,527	190,531

Goodman Global, Inc. bank term loan FRN 9s, 2017	570,000	582,968

Goodman Global, Inc. bank term loan FRN Ser. 1st,
5 3/4s, 2016	2,880,000	2,899,008

NBTY, Inc. bank term loan FRN Ser. B, 6 3/4s, 2017	490,000	495,509

Six Flags Theme Parks bank term loan FRN 9 1/2s, 2016	1,165,000	1,198,494

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	1,770,584	1,778,092

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	3,524,169	2,230,016

		13,843,676
Consumer staples (0.7%)
Burger King Holdings, Inc. bank term loan FRN Ser. B,
6 1/4s, 2016	1,205,000	1,220,054

Claire’s Stores, Inc. bank term loan FRN 3.048s, 2014	2,263,066	1,975,783

DineEquity, Inc. bank term loan FRN Ser. B, 6s, 2017	389,350	394,456

Revlon Consumer Products bank term loan FRN 6s, 2015	1,198,975	1,198,967

Rite-Aid Corp. bank term loan FRN Ser. B, 2.01s, 2014	117,000	105,404

Spectrum Brands, Inc. bank term loan FRN 8s, 2016	499,333	508,540

		5,403,204
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	465,300	465,688

		465,688
Financials (0.5%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	1,520,000	1,531,163

Fifth Third Processing Solutions, Inc. bank term loan FRN
8 1/4s, 2017	370,000	373,392

HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	801,900	801,232

iStar Financial, Inc. bank term loan FRN 1.753s, 2011	1,260,000	1,205,749

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.289s, 2014	414,735	386,414

		4,297,950
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan FRN Ser. B,
9 1/2s, 2016	491,288	507,316

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.288s, 2015	760,000	664,335

		1,171,651
Health care (0.4%)
Ardent Health Systems bank term loan FRN Ser. B,
6 1/2s, 2015	1,666,625	1,656,209

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	860,000	867,525

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 5.538s, 2014 ‡‡	889,606	856,987

		3,380,721

SENIOR LOANS (6.1%)* [c] cont.	Principal amount	Value

Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.105s, 2013	$64,760	$59,464

Realogy Corp. bank term loan FRN Ser. B, 3.286s, 2013	475,098	436,242

		495,706
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 2.515s, 2013	566,539	550,109

		550,109
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B1, 3.04s, 2014	1,380,000	1,251,919

		1,251,919
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s,
2014	265,000	285,703

		285,703
Transportation (0.4%)
Swift Transportation Co., Inc. bank term loan FRN
8 1/4s, 2014	3,578,304	3,551,467

		3,551,467
Utilities and power (0.6%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B3, 3.754s, 2014 (United Kingdom)	4,230,846	3,256,165

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.754s, 2014 (United Kingdom)	1,982,764	1,531,235

		4,787,400
Total senior loans (cost $51,638,755)		$50,035,557

CONVERTIBLE BONDS AND NOTES (1.7%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$191,000	$191,239

Alliant Techsystems, Inc. cv. company guaranty sr. sub.
notes 3s, 2024	1,360,000	1,523,200

Digital Realty Trust LP 144A cv. sr. unsec. notes
5 1/2s, 2029 R	805,000	1,096,813

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	700,000	1,350,615

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	1,185,000	1,352,381

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 5 1/4s, 2011	480,000	480,000

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	1,000,000	953,750

Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	1,670,000	1,624,075

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	510,000	600,844

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	1,000,000	945,000

TRW Automotive, Inc. 144A cv. company
guaranty sr. notes 3 1/2s, 2015	825,000	1,459,219

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	970,000	1,532,600

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	893,000	1,018,556

Total convertible bonds and notes (cost $11,020,590)		$14,128,292

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	$3,901,050	$1,393,334
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	6,684,836	1,815,240

Total asset-backed securities (cost $2,040,547)		$3,208,574

SHORT-TERM INVESTMENTS (2.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.19% [e]	21,987,771	$21,987,771

U.S. Treasury Bills with effective yields ranging from
0.19% to 0.20%, August 25, 2011 ##	$400,000	399,279

U.S. Treasury Bills for an effective yield of 0.23%,
July 28, 2011	200,000	199,662

Total short-term investments (cost $22,586,894)		$22,586,712

TOTAL INVESTMENTS

Total investments (cost $785,805,561)		$811,444,308

Key to holding’s currency abbreviations
EUR	Euro
Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2009 through November 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $824,885,864.

† Non-income-producing security.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $60,032 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/10 (aggregate face value $14,711,145)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty Currency		type	date	Value	face value	(depreciation)

Bank of America N.A.

	Canadian Dollar	Sell	12/15/10	$487,340	$499,600	$12,260

	Euro	Sell	12/15/10	2,039,183	2,194,159	154,976

Barclays Bank PLC

	Euro	Sell	12/15/10	1,005,672	1,072,313	66,641

Citibank, N.A.

	Euro	Buy	12/15/10	608,138	648,390	(40,252)

Credit Suisse AG

	Euro	Sell	12/15/10	2,384,813	2,543,062	158,249

Deutsche Bank AG

	Euro	Buy	12/15/10	53,594	57,129	(3,535)

Goldman Sachs International

	Euro	Sell	12/15/10	1,445,223	1,540,646	95,423

HSBC Bank USA, National Association

	Euro	Sell	12/15/10	327,419	349,123	21,704

JPMorgan Chase Bank, N.A.

	Euro	Sell	12/15/10	793,507	850,526	57,019

Royal Bank of Scotland PLC (The)

	Euro	Buy	12/15/10	255,093	271,938	(16,845)

State Street Bank and Trust Co.

	Euro	Sell	12/15/10	235,841	247,079	11,238

UBS AG

	Euro	Sell	12/15/10	3,971,567	4,234,192	262,625

Westpac Banking Corp.

	Euro	Sell	12/15/10	190,442	202,988	12,546

Total						$792,049

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$3,208,574

Convertible bonds and notes	—	14,128,292	—

Corporate bonds and notes	—	720,388,202	1,096,971

Senior loans	—	50,035,557	—

Short-term investments	21,987,771	598,941	—

Totals by level	$21,987,771	$785,150,992	$4,305,545

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts		792,049

Totals by level	$—	$792,049	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $763,817,790)	$789,456,537
Affiliated issuers (identified cost $21,987,771) (Note 6)	21,987,771

Cash	4,668,971

Foreign currency (cost $1,856) (Note 1)	1,835

Dividends, interest and other receivables	14,873,652

Receivable for shares of the fund sold	1,177,030

Receivable for investments sold	5,465,728

Unrealized appreciation on forward currency contracts (Note 1)	852,681

Total assets	838,484,205

LIABILITIES

Payable for investments purchased	11,167,752

Payable for shares of the fund repurchased	1,167,835

Payable for compensation of Manager (Note 2)	392,593

Payable for investor servicing fees (Note 2)	100,041

Payable for custodian fees (Note 2)	13,180

Payable for Trustee compensation and expenses (Note 2)	207,011

Payable for administrative services (Note 2)	1,479

Payable for distribution fees (Note 2)	316,681

Unrealized depreciation on forward currency contracts (Note 1)	60,632

Other accrued expenses	171,137

Total liabilities	13,598,341

Net assets	$824,885,864

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,082,211,404

Undistributed net investment income (Note 1)	5,850,100

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(289,597,797)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	26,422,157

Total — Representing net assets applicable to capital shares outstanding	$824,885,864

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($535,054,102 divided by 90,676,722 shares)	$5.90

Offering price per class A share (100/96.00 of $5.90)*	$6.15

Net asset value and offering price per class B share ($7,520,494 divided by 1,297,140 shares)**	$5.80

Net asset value and offering price per class C share ($9,464,141 divided by 1,636,150 shares)**	$5.78

Net asset value and redemption price per class M share ($164,632,209 divided by 27,886,582 shares)	$5.90

Offering price per class M share (100/96.75 of $5.90)***	$6.10

Net asset value, offering price and redemption price per class R share
($11,085,177 divided by 1,877,873 shares)	$5.90

Net asset value, offering price and redemption price per class Y share
($97,129,741 divided by 15,977,399 shares)	$6.08

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/10

INVESTMENT INCOME

Interest (including interest income of $28,591 from investments in affiliated issuers)
(Note 6)	$68,689,195

Dividends	115

Total investment income	68,689,310

EXPENSES

Compensation of Manager (Note 2)	4,587,217

Investor servicing fees (Note 2)	1,252,360

Custodian fees (Note 2)	35,316

Trustee compensation and expenses (Note 2)	57,086

Administrative services (Note 2)	35,359

Distribution fees — Class A (Note 2)	1,288,088

Distribution fees — Class B (Note 2)	79,859

Distribution fees — Class C (Note 2)	91,455

Distribution fees — Class M (Note 2)	862,079

Distribution fees — Class R (Note 2)	39,738

Other	378,089

Fees waived and reimbursed by Manager (Note 2)	(42,466)

Total expenses	8,664,180

Expense reduction (Note 2)	(13,259)

Net expenses	8,650,921

Net investment income	60,038,389

Net realized gain on investments (Notes 1 and 3)	22,300,979

Net realized gain on swap contracts (Note 1)	101,173

Net realized gain on foreign currency transactions (Note 1)	1,067,881

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	934,425

Net unrealized appreciation of investments during the year	18,596,396

Net gain on investments	43,000,854

Net increase in net assets resulting from operations	$103,039,243

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/10	Year ended 11/30/09

Operations:
Net investment income	$60,038,389	$49,391,230

Net realized gain (loss) on investments
and foreign currency transactions	23,470,033	(59,000,353)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	19,530,821	254,548,745

Net increase in net assets resulting from operations	103,039,243	244,939,622

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(37,424,414)	(34,399,234)

Class B	(525,453)	(649,232)

Class C	(604,759)	(478,167)

Class M	(12,160,237)	(15,148,649)

Class R	(560,409)	(236,520)

Class Y	(5,600,967)	(3,922,271)

Redemption fees (Note 1)	47,162	53,033

Increase from capital share transactions (Note 4)	30,559,597	68,953,978

Total increase in net assets	76,769,763	259,112,560

NET ASSETS

Beginning of year	748,116,101	489,003,541

End of year (including undistributed net investment
income of $5,850,100 and $2,030,571, respectively)	$824,885,864	$748,116,101

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [c]	of period	value (%) [d]	(in thousands)	(%) [b,e]	(%) [b]	(%)

Class A
November 30, 2010	$5.56	.44	.32	.76	(.42)	(.42)	—	$5.90	14.10	$535,054	1.05	7.66	70.92
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	5.56	50.64	479,094	1.13	8.13	58.99
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	4.05	(27.33)	292,694	1.10	7.63	33.57
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	6.05	4.50	373,890	1.08	7.04	47.50
November 30, 2006	5.97	.45 [f]	.22	.67	(.42)	(.42)	—	6.22	11.71	433,782	1.04 [f]	7.41 [f]	45.62

Class B
November 30, 2010	$5.47	.39	.32	.71	(.38)	(.38)	—	$5.80	13.28	$7,520	1.80	6.93	70.92
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	5.47	49.61	9,033	1.88	7.41	58.99
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	3.99	(27.84)	6,036	1.85	6.86	33.57
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	5.96	3.58	11,407	1.83	6.29	47.50
November 30, 2006	5.89	.39 [f]	.23	.62	(.37)	(.37)	—	6.14	10.98	16,530	1.79 [f]	6.69 [f]	45.62

Class C
November 30, 2010	$5.46	.39	.31	.70	(.38)	(.38)	—	$5.78	13.13	$9,464	1.80	6.92	70.92
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	5.46	49.80	10,020	1.88	7.16	58.99
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	3.98	(27.87)	684	1.85	6.78	33.57
November 30, 2007†	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	5.95	(1.11) *	776	1.23*	4.29*	47.50

Class M
November 30, 2010	$5.57	.43	.31	.74	(.41)	(.41)	—	$5.90	13.65	$164,632	1.30	7.42	70.92
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	5.57	50.52	178,550	1.38	7.97	58.99
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.50)	155,249	1.35	7.36	33.57
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	6.05	4.11	275,959	1.33	6.79	47.50
November 30, 2006	5.98	.43 [f]	.23	.66	(.41)	(.41)	—	6.23	11.47	349,881	1.29 [f]	7.17 [f]	45.62

Class R
November 30, 2010	$5.56	.43	.32	.75	(.41)	(.41)	—	$5.90	13.86	$11,085	1.30	7.34	70.92
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	5.56	50.32	4,728	1.38	7.63	58.99
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.46)	680	1.35	8.31	33.57
November 30, 2007†	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	6.05	(.57) *	1	.89*	4.62*	47.50

Class Y
November 30, 2010	$5.71	.47	.33	.80	(.43)	(.43)	—	$6.08	14.49	$97,130.80		7.87	70.92
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	5.71	50.98	66,691.88		8.35	58.99
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	4.15	(27.21)	33,660.85		7.94	33.57
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	6.19	4.78	50,146.83		7.27	47.50
November 30, 2006	6.08	.47 [f]	.23	.70	(.43)	(.43)	—	6.35	12.05	9,925	.79 [f]	7.63 [f]	45.62

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (Continued)

* Not annualized

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

November 30, 2007	<0.01

November 30, 2006	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/10

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the fund), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y and class R shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2009 through November 30, 2010.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $12,000,000 on forward currency contracts for the reporting period.

E) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $300,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $212,209 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $60,632 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $29,949.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2010 the fund had a capital loss carryover of $289,509,655 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

59,380,249	November 30, 2017

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $657,379 to increase undistributed net investment income and $290,815,737 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $290,158,358.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$42,748,189
Unrealized depreciation	(17,197,584)

Net unrealized appreciation	25,550,605
Undistributed ordinary income	7,308,272
Capital loss carryforward	(289,509,655)
Cost for federal income tax purposes	$785,893,703

Note 2: Management fee, administrative services and other transactions

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.700% of the first $500 million of average net assets, 0.600% of the next $500 million, 0.550% of the next $500 million, 0.500% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.440% of the next $5 billion, and 0.430% thereafter.

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.720% of the first $5 billion of average net assets, 0.670% of the next $5 billion, 0.620% of the next $10 billion, 0.570% of the next $10 billion, 0.520% of the next $50 billion, 0.500% of the next $50 billion, 0.490% of the next $100 billion, and 0.485% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.600% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $42,466 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $4,975,121 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $1,546,417 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreements.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $975 under the expense offset arrangements and by $12,284 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $565, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,759 and $490 from the sale of class A and class M shares, respectively, and received $8,836 and $1,704 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $575,264,925 and $538,114,140, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 11/30/10		Year ended 11/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	27,873,455	$160,278,466	33,589,868	$163,260,346

Shares issued in connection with
reinvestment of distributions	5,314,861	30,678,210	5,637,628	26,874,648

	33,188,316	190,956,676	39,227,496	190,134,994

Shares repurchased	(28,675,629)	(164,877,506)	(25,370,520)	(121,921,478)

Net increase	4,512,687	$26,079,170	13,856,976	$68,213,516

	Year ended 11/30/10		Year ended 11/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	380,271	$2,177,101	951,048	$4,377,724

Shares issued in connection with
reinvestment of distributions	57,500	326,017	87,199	405,555

	437,771	2,503,118	1,038,247	4,783,279

Shares repurchased	(792,324)	(4,483,156)	(899,516)	(4,196,886)

Net increase (decrease)	(354,553)	$(1,980,038)	138,731	$586,393

	Year ended 11/30/10		Year ended 11/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	540,341	$3,104,055	2,046,447	$9,382,853

Shares issued in connection with
reinvestment of distributions	84,808	479,741	83,794	403,775

	625,149	3,583,796	2,130,241	9,786,628

Shares repurchased	(824,678)	(4,645,076)	(466,270)	(2,185,808)

Net increase (decrease)	(199,529)	$(1,061,280)	1,663,971	$7,600,820

	Year ended 11/30/10		Year ended 11/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	551,808	$3,182,572	604,607	$2,884,254

Shares issued in connection with
reinvestment of distributions	48,731	281,540	63,551	299,873

	600,539	3,464,112	668,158	3,184,127

Shares repurchased	(4,796,623)	(27,688,079)	(6,901,058)	(33,545,886)

Net decrease	(4,196,084)	$(24,223,967)	(6,232,900)	$30,361,759)

	Year ended 11/30/10		Year ended 11/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	1,758,600	$10,154,279	1,390,872	$6,841,671

Shares issued in connection with
reinvestment of distributions	95,831	555,232	47,595	235,463

	1,854,431	10,709,511	1,438,467	7,077,134

Shares repurchased	(826,199)	(4,756,957)	(756,540)	(3,805,363)

Net increase	1,028,232	$5,952,554	681,927	$3,271,771

	Year ended 11/30/10		Year ended 11/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,763,327	$40,267,309	11,299,565	$55,416,381

Shares issued in connection with
reinvestment of distributions	804,548	4,785,491	742,923	3,618,197

	7,567,875	45,052,800	12,042,488	59,034,578

Shares repurchased	(3,260,677)	(19,259,642)	(8,479,700)	(39,391,341)

Net increase	4,307,198	$25,793,158	3,562,788	$19,643,237

At the close of the reporting period, a shareholder of record owned 5.4% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$852,681	Payables	$60,632

Total		$852,681		$60,632

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$101,173	$101,173

Foreign exchange
contracts	—	1,137,929	—	1,137,929

Equity contracts	40,177	—	—	40,177

Total	$40,177	$1,137,929	$101,173	$1,279,279

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$8,967	$8,967

Foreign exchange contracts	946,650	—	946,650

Total	$946,650	$8,967	$955,617

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $28,591 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $286,598,748 and $289,528,686, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended November 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $55,226,372 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
State tax-free income funds:	and money market investments.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The three portfolios:
and Pennsylvania	Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Absolute Return	Asset Allocation: Growth Portfolio
Absolute Return 100 Fund
Absolute Return 300 Fund	Putnam RetirementReady®
Absolute Return 500 Fund	Putnam RetirementReady Funds — 10
Absolute Return 700 Fund	investment portfolios that offer diversifi-
cation among stocks, bonds, and money
Global Sector	market instruments and adjust to become
Global Consumer Fund	more conservative over time based on a
Global Energy Fund	target date for withdrawing assets.
Global Financials Fund
Global Health Care Fund	The 10 funds:
Global Industrials Fund	Putnam RetirementReady 2055 Fund
Global Natural Resources Fund	Putnam RetirementReady 2050 Fund
Global Sector Fund	Putnam RetirementReady 2045 Fund
Global Technology Fund	Putnam RetirementReady 2040 Fund
Global Telecommunications Fund	Putnam RetirementReady 2035 Fund
Global Utilities Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Myra R. Drucker	Vice President and
London, England SW1A 1LD	Paul L. Joskow	BSA Compliance Officer
Kenneth R. Leibler
Investment Sub-Advisor	Robert E. Patterson	Francis J. McNamara, III
The Putnam Advisory	George Putnam, III	Vice President and
Company, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		James P. Pappas
	Officers	Vice President
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer
Executive Vice President,
Custodian	Principal Executive	Michael Higgins
State Street Bank	Officer, Treasurer and	Vice President, Senior Associate
and Trust Company	Compliance Liaison	Treasurer and Assistant Clerk

Legal Counsel	Steven D. Krichmar	Nancy E. Florek
Ropes & Gray LLP	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Independent Registered		Proxy Manager
Public Accounting Firm	Janet C. Smith
KPMG LLP	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN032 265273 1/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2010	$70,498	$--	$4,100	$-
November 30, 2009	$73,911	$--	$4,100	$-

For the fiscal years ended November 30, 2010 and November 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,100 and $ 4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30, 2010	$ -	$ -	$ -	$ -
November 30, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2011